                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               ------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



          Date of report (Date of earliest event reported) May 28, 2002
                                                           ---------------



                         The Elder-Beerman Stores Corp.
                         ------------------------------
               (Exact Name of Registrant as Specified in Charter)

             Ohio                                 0-02788                          31-0271980
--------------------------------------- -------------------------- --------------------------------------
 (State or Other Jurisdiction                   (Commission            (IRS Employer Identification No.)
       of Incorporation                        File Number)

       3155 El-Bee Road, Dayton, Ohio                                     45439
------------------------------------------------- -------------------------------------------------------
  (Address of Principal Executive Offices)                             (Zip Code)

Registrant's telephone number, including area code  (937) 296-2700
                                                    ----------------------

                                 Not Applicable
      --------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.  Other Events.

           On May 28, 2002, The Elder-Beerman Stores Corp. (the "Company") announced it has appointed Edward A. Tomechko as Executive Vice President, Chief Financial Officer, Secretary and Treasurer. Mr. Tomechko will assume the responsibilities of Scott J. Davido, who left the Company to pursue other opportunities. The Company is filing herewith the press release issued May 28, 2002 as Exhibit 99.1 hereto.

Item 7.  Financial Statements, Pro-Forma Financial Information And Exhibits.

         (c)      Exhibits.

                  Exhibit No.               Description
                  -----------               -----------

                  99.1                      Press Release, dated May 28, 2002.




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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     THE ELDER-BEERMAN STORES CORP.

                                     By:  /s/ Steven D. Lipton
                                          --------------------
                                     Name:  Steven D. Lipton
                                     Title:  Senior Vice President, Controller

Date:  May 31, 2002





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                                  EXHIBIT INDEX

Exhibit No.                  Description
-----------                  -----------

99.1                         Press Release, dated May 28, 2002.